SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2003 (December 27, 2002)

JDN Realty Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12844	58-1468053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

359 East Paces Ferry Road
Suite 400
Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

(404) 262-3252
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
4TH AMENDED, RESTATED & CONSOLIDATED CREDIT AGREE.
TERM LOAN AGREEMENT

Item 5.  Other Events.

     JDN Realty Corporation (the “Company”) is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a Fourth Amended, Restated and Consolidated Master Credit Agreement, dated as of December 27, 2002 (the “Credit Agreement”) and a Term Loan Agreement, dated as of December 27, 2002 (the “Term Loan Agreement”).

     Copies of the Credit Agreement and the Term Loan Agreement are included as exhibits to this filing.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Fourth Amended, Restated and Consolidated Master Credit Agreement, dated as of December 27, 2002

99.2	Term Loan Agreement, dated as of December 27, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDN REALTY CORPORATION

By: /s/ Michael A. Quinlan -------------------------------------
Title: VP/Controller -------------------------------------

Date: January 3, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Fourth Amended, Restated and Consolidated Master Credit Agreement, dated as of December 27, 2002

99.2	Term Loan Agreement, dated as of December 27, 2002